SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                               _________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               _________________

                       Date of Report: January 28, 2004
                       (Date of earliest event reported)


                      Zond-PanAero Windsystem Partners I,
                       a California Limited Partnership
            (Exact Name of Registrant as Specified in its Charter)


         California                      0-13510                77-003535
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)


                    1400 Smith Street, Houston, Texas 77002
                   (Address of Principal Executive Offices)


                                (713) 853-0530
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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Item 4.  Changes in Registrant's Certifying Accountant.

         Zond-Panaero Windsystem Partners I, a California Limited Partnership (the "Partnership") previously announced on Form 8-K filed February 13, 2002, as amended by Form 8-K/A filed February 27, 2002, that effective February 5, 2002, Arthur Andersen LLP resigned as independent auditors of the Partnership. The Partnership did not have an independent auditor from that date through January 28, 2004.

         The Partnership engaged Hein & Associates LLP as the Partnership's new independent auditor as of January 28, 2004. During the two most recent fiscal years and during the current fiscal year through January 28, 2004, the Partnership did not consult with Hein & Associates LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Partnership's financial statements or (iii) any matter which was the subject of a disagreement or a reportable event, as such terms are defined in
Item 304(a)(1) of Regulation S-K and its related instructions.

Item 5.  Other Events.

         Attached hereto as Exhibits 99.1, 99.2 and 99.3 are the unaudited financial and business information of the Partnership for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, respectively (the "Operating Reports"). As the Partnership did not have an independent auditor from February 5, 2002 through January 28, 2004, the Partnership did not file Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Because the Partnership still does not have independent auditor reviewed financial statements for these periods, it is now providing the Operating Reports attached hereto. February 2, 2004 is the date on which the Operating Reports were completed.

         The Partnership intends to file as an exhibit to Form 8-K an operating report for the year ended December 31, 2003 as soon as practicable. The Partnership expects such filing will be made by March 31, 2004 unless the Partnership obtains audited financial statements and is able to file a Form 10-K by such date. Thereafter, the Partnership intends to file quarterly and annual operating reports using Form 8-K until the Partnership is able to obtain independent auditor reviewed or audited financial statements, as applicable, and recommence filing periodic reports on Forms 10-Q and 10-K.

FORWARD LOOKING STATEMENTS

         THIS FORM 8-K, INCLUDING THE EXHIBITS ATTACHED HERETO, CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE EXCHANGE ACT. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING GENERAL ECONOMIC CONDITIONS, FUTURE TRENDS, AND OTHER RISKS, UNCERTAINTIES AND FACTORS DISCLOSED IN THE OPERATING REPORTS ATTACHED AS EXHIBITS TO THIS FORM 8-K.

DISCLAIMERS

         ENRON WIND SYSTEMS, LLC ("EWS," FORMERLY KNOWN AS ENRON WIND SYSTEMS, INC.), THE PARENT OF ZOND WINDSYSTEMS MANAGEMENT LLC, THE GENERAL PARTNER OF THE PARTNERSHIP (THE "GENERAL PARTNER"), FILED FOR CHAPTER 11 BANKRUPTCY ON FEBRUARY 20, 2002. SUBSEQUENTLY, ON MAY 10, 2002, EWS AND CERTAIN OF ITS AFFILIATED COMPANIES (COLLECTIVELY, "ENRON WIND") SOLD THEIR ENTIRE BUSINESS EXCEPT CERTAIN ASSETS AND LIABILITIES TO GENERAL ELECTRIC COMPANY. EWS RETAINED ITS INDIRECT EQUITY INTERESTS IN THE PARTNERSHIP, INCLUDING THE GENERAL PARTNER INTEREST. AS A CONSEQUENCE OF THESE EVENTS, THE MANAGEMENT OF ENRON WIND, THE GENERAL PARTNER AND THE PARTNERSHIP CHANGED. THE INFORMATION AVAILABLE TO COMPILE THE ATTACHED OPERATING REPORTS HAS BEEN PROVIDED ON THE BASIS OF INFORMATION AVAILABLE TO CURRENT MANAGEMENT AT THIS DATE. IT IS THEREFORE POSSIBLE THAT THERE MAY BE EVENTS OR ISSUES THAT HAVE NOT YET BEEN DISCOVERED BY THE CURRENT MANAGEMENT PROVIDING THE INFORMATION TO COMPILE THE OPERATING REPORTS AND THAT THE OPERATING REPORTS MAY NOT FULLY ACCOUNT FOR THESE EVENTS OR ISSUES.

         THE OPERATING REPORTS HAVE NOT BEEN REVIEWED BY AN INDEPENDENT AUDITOR. THE OPERATING REPORTS ARE SUBJECT TO FURTHER REVIEW AND POTENTIAL ADJUSTMENT AND MAY NOT BE INDICATIVE OF THE PARTNERSHIP'S FINANCIAL CONDITION OR OPERATING RESULTS. SUCH INFORMATION SHOULD NOT BE RELIED UPON AS FULLY COMPLIANT PERIODIC REPORTS IN ACCORDANCE WITH THE REQUIREMENTS OF THE EXCHANGE ACT.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

99.1 Unaudited financial and business information for the fiscal quarter ended March 31, 2003
99.2 Unaudited financial and business information for the fiscal quarter ended June 30, 2003
99.3 Unaudited financial and business information for the fiscal quarter ended September 30, 2003


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Zond-PanAero Windsystem Partners I,
                                   a California Limited Partnership

                                   By:  Zond Windsystems Management LLC,
                                        General Partner


Date: February 2, 2004             By:     /s/ Eric D. Gadd
                                       ------------------------------------
                                       Name:  Eric D. Gadd
                                       Title: President and Chief Executive
                                              Officer

                                 EXHIBIT INDEX

Exhibit     Description
-------     -----------

99.1 Unaudited financial and business information for the fiscal quarter ended March 31, 2003
99.2 Unaudited financial and business information for the fiscal quarter ended June 30, 2003
99.3 Unaudited financial and business information for the fiscal quarter ended September 30, 2003